UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential,  for use of the  Commission  Only (as  permitted  by
    Rule 14a 6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive  Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                               PARKE BANCORP, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:


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     (3) Per unit  price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):


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     (4) Proposed maximum aggregate value of transaction:


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     (5) Total fee paid:


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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                           [LOGO] PARKE BANCORP, INC.


March 29, 2006

Dear Fellow Shareholder:

         On behalf of the Board of Directors and management of Parke Bancorp, Inc., we invite you to attend our Annual Meeting of Shareholders to be held at The Italian Bistro, 590 Delsea Drive, Washington Township, New Jersey, on April 25, 2006, at 10:00 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS QUICKLY AS POSSIBLE. This will not prevent you from voting in person at the meeting, but it will assure that your vote is counted if you are unable to attend the meeting.

                                        Sincerely,

                                        /s/Vito S. Pantilione

                                        Vito S. Pantilione
                                        President and Chief Executive Officer

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                               PARKE BANCORP, INC.
                                601 DELSEA DRIVE
                      WASHINGTON TOWNSHIP, NEW JERSEY 08080
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                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 25, 2006
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NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders (the "Meeting") of
Parke Bancorp, Inc. (the "Company") will be held at The Italian Bistro, 590 Delsea Drive, Washington Township, New Jersey, on April 25, 2006, at 10:00 a.m. The Meeting is for the purpose of considering and acting upon the following matters:

         1.       The election of one director of the Company;

         2. The ratification of the appointment of McGladrey & Pullen, LLP as the Company's independent auditor for the fiscal year ending December 31, 2006; and

         3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Company's bylaws, the Board of Directors has fixed the close of business on March 22, 2006, as the record date for determination of the shareholders entitled to vote at the Meeting and any adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ARE PRESENT AT THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/David O. Middlebrook

                                              David O. Middlebrook
                                              Corporate Secretary

Washington Township, New Jersey
March 29, 2006


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IMPORTANT:  THE PROMPT  RETURN OF PROXIES  WILL SAVE THE  COMPANY THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
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

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                                 PROXY STATEMENT
                                       OF
                               PARKE BANCORP, INC.
                                601 DELSEA DRIVE
                      WASHINGTON TOWNSHIP, NEW JERSEY 08080
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                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 25, 2006
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                                     GENERAL
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     This Proxy  Statement is furnished in connection  with the  solicitation of proxies by the Board of Directors of Parke Bancorp, Inc. (the "Company"), the bank holding company of Parke Bank, a New Jersey chartered commercial bank (the "Bank"), to be used at a Annual Meeting of Shareholders of the Company which will be held at The Italian Bistro, 590 Delsea Drive, Washington Township, New Jersey, on April 25, 2006, at 10:00 a.m. (the "Meeting"). The accompanying Notice of Annual Meeting and this Proxy Statement are being first mailed to shareholders on or about March 29, 2006.

     At the Meeting, shareholders will consider and vote upon (i) the election of one director of the Company and (ii) the ratification of the appointment of McGladrey & Pullen, LLP as the Company's independent auditor for the fiscal year ending December 31, 2006.

     The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

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                       VOTING AND REVOCABILITY OF PROXIES
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     Shareholders  who  execute  proxies  retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a shareholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted as specified thereon. If no specification is made, signed proxies will be voted "FOR" the nominee for director as set forth in this Proxy Statement and "FOR" the ratification of McGladrey & Pullen, LLP as the Company's independent auditor for the fiscal year ending December 31, 2006. The proxy confers discretionary authority on the persons named thereon to vote with respect to matters incident to the conduct of the Meeting.

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                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     Shareholders of record as of the close of business on March 22, 2006 (the "Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Record Date, the Company had 2,327,995 shares of Common Stock issued and outstanding.

     The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. With respect to any matter, broker non-votes (i.e., shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter) will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposal at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

     With respect to the election of directors (Proposal I), the proxy provided by the Board of Directors allows a shareholder to vote for the election of the nominee proposed by the Board of Directors, or to withhold authority to vote for the nominee being proposed. Under the Company's bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes or (ii) proxies as to which authority to vote for the nominee being proposed is withheld.

     With respect to ratification of the Company's independent auditor for the fiscal year ending December 31, 2006 (Proposal II), a shareholder may vote "FOR" the proposal, "AGAINST" the proposal or "ABSTAIN" from voting on the proposal. Approval of Proposal II requires the affirmative vote of a majority of the votes actually cast in person or by proxy at the Meeting. Abstentions and broker non-votes will have no effect on Proposal II.

     Concerning any other matters that may properly come before the Meeting, unless otherwise required by law, all such matters shall be determined by a majority of votes cast affirmatively or negatively without regard to broker non-votes or proxies marked "ABSTAIN" as to that matter.

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                                   PROPOSAL I
                              ELECTION OF DIRECTORS
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     The Board of Directors  currently  consists of three  members  divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the shareholders of the Company for staggered three-year terms, or until their successors are elected and qualified. One director will be elected at the Meeting.

     It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of the named nominee. If the nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board of Directors knows of no reason why the nominee might be unavailable to serve.

     The following table sets forth for the nominee, the directors continuing in office and certain executive officers: name, age, the year the individual first became a director or officer of the Company, the term of office and the number and percentage of shares of common stock beneficially owned by each of them as of the Record Date.


                                       Age at      Year First      Term of        Shares of Common         Percent
                                      December     Elected or      Office        Stock Beneficially          of
Name                                  31, 2005     Appointed       Expires            Owned(1)              Class
----                                  --------     ---------       -------            --------              -----

Directors:

Daniel J. Dalton                         56           2005          2006                67,222(2)           2.88%

Celestino R. Pennoni                     68           2005          2008               136,908(3)           5.85%

Fred G. Choate                           60           2005          2007                10,600(4)             *


                                       Age at      Year First      Term of        Shares of Common         Percent
                                      December     Elected or      Office        Stock Beneficially          of
Name                                  31, 2005     Appointed       Expires            Owned(1)              Class
----                                  --------     ---------       -------            --------              -----


Executive Officers:

Vito S. Pantilione
   President & Chief Executive
   Officer                               54                                            150,730(5)           6.27%

David O. Middlebrook
   Senior Vice President                 47                                             26,704(6)           1.14%

Ernest D. Huggard
   Senior Vice President, Treasurer      48                                             58,427(7)           2.48%

-------------------------
*    Less than 1%

(1) Includes shares of Common Stock held directly, as well as by spouses or minor children, in trust and other indirect beneficial ownership.

(2) Includes 10,000 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date and 10,500 shares of Common Stock which may be acquired pursuant to the exercise of warrants within 60 days of the Record Date.

(3) Includes 12,000 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date and 36,696 shares of Common Stock which may be acquired pursuant to the exercise of warrants within 60 days of the Record Date.

(4) Includes 10,000 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date.

(5) Includes 77,531 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date and 33,656 shares of Common Stock which may be acquired pursuant to the exercise of warrants within 60 days of the Record Date.

(6) Includes 23,770 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date and 264 shares of Common Stock which may be acquired pursuant to the exercise of warrants within 60 days of the Record Date.

(7) Includes 31,690 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date and 6,599 shares of Common Stock which may be acquired pursuant to the exercise of warrants within 60 days of the Record Date.

Biographical Information

     Set forth below is the business experience for the past five years of each of the directors and executive officers of the Company.

Directors

     Daniel J. Dalton. Mr. Dalton is president of Dalton Insurance Agency, LLC located in Glassboro, New Jersey. From 1992 to 1994, Mr. Dalton served as the 26th Secretary of the State of New Jersey. From 1979 to 1992, Mr. Dalton served in the New Jersey State Legislature.

     Celestino R. ("Chuck") Pennoni. Mr. Pennoni is the Chairman of the Board of Directors of the Company and the Bank. From 1996 to the present, Mr. Pennoni has been chairman and chief executive officer of Pennoni Associates, Inc., Consulting Engineers, employing over 600 professionals and support staff with offices in the United States, Mexico City, Shin Yokohama, Okinawau and Metro Manila.

     Fred G. Choate. Mr. Choate is the President and controlling shareholder of Greater Philadelphia Venture Capital Corporation, a position he has held since 1997. From 1987 to 1997, Mr. Choate was a principal in Sandhurst Company, a venture capital fund. Mr. Choate is a director of Escalon Medical Corp. (Nasdaq:
ESMC), a company that develops, markets and distributes ophthalmic diagnostic, surgical and pharmaceutical products and other medial devices. Mr. Choate has also served on the audit committee of the board of directors of another financial institution.

Executive Officers

     Vito S. Pantilione. Mr. Pantilione has served as the Company's President and Chief Executive Officer since its formation in 2005. From the time of the Bank's formation in 1998, Mr. Pantilione has served as the President and Chief Executive Officer and a director of the Bank. Mr. Pantilione previously was the president and owner of Eagle Valley, a diversified mortgage company located in Philadelphia, Pennsylvania. From 1992 to 1994, he was employed as president of First Commercial Bank of Philadelphia. In addition, he previously was the president and owner of Interstate Mortgage Management, a mortgage brokerage company located in South Jersey, and was the executive vice president of First Federal Savings of Hammonton. Mr. Pantilione also serves as a member of the foundation board of directors of the Rowan University Business College.

     David O. Middlebrook. Mr. Middlebrook has served as the Company's Senior Vice President since its formation in 2005. Mr. Middlebrook is the Senior Vice President, Senior Loan Officer and Corporate Secretary of the Bank. He has over twenty years experience in the commercial banking industry with a focus on commercial lending. Mr. Middlebrook also serves as treasurer of the board of directors for The Arc of Atlantic County, a non-profit entity that supports the developmentally disabled.

     Ernest D. Huggard. Mr. Huggard has served as the Company's Senior Vice President and Treasurer since its formation in 2005. Mr. Huggard is the Senior Vice President and Chief Financial Officer of the Bank. From 1989 to 1994, Mr. Huggard was the President and Chief Executive Officer of Roebling Savings Bank in Roebling, New Jersey. From 1982 to 1988, he was the Chief Financial Officer and Controller for Empire Savings Bank in Hammonton, New Jersey. Mr. Huggard is a Certified Public Accountant and has over twenty-two years of financial industry experience. He serves as president of the Board of Education for Galloway Township, New Jersey and is a member of the board of directors of Career Opportunity Development Incorporated. He also serves as a Lieutenant Colonel in the New Jersey National Guard.

Meetings and Committees of the Board of Directors

     The Board of Directors conducts its business through meetings of the Board and through activities of its committees. During the year ended December 31, 2005, the Board of Directors met a total seven times, including regularly scheduled meetings and special meetings, and five of the meetings were held since the reorganization in June 2005. No director attended fewer than 75% of the total meetings of the Board of Directors and meetings of the committees on which he served during the year ended December 31, 2005. The Board maintains an Audit Committee, a Compensation Committee and a Nominating Committee. Each committee consists of Directors Choate, Dalton and Pennoni. The Board of Directors has determined that Directors Choate and Dalton are independent in accordance with the requirements of Nasdaq regulations and that Director Pennoni is not independent in accordance with those requirements due to a real estate transactions involving the Bank's main office and a branch office that occurred in 2003. Nonetheless, the Board of Directors believes that Director Pennoni is an effective member of the committees and that his membership on the committees is in the best interests of the Company and its shareholders. The Board of Directors has determined that Mr. Choate is an Audit Committee Financial Expert within the meaning of the regulations of the Securities and Exchange Commission.

     During the year ended December 31, 2005, the Audit Committee met four times, the Compensation Committee met one time and the Nomination Committee met one time. The Board of Directors as a whole has adopted written charters for the Audit Committee and the Nominating Committee, copies of which are attached as Appendix A and Appendix B, respectively, to this Proxy Statement.

Compensation Committee Interlocks and Insider Participation

     No member of our Compensation Committee is or formerly was an officer or employee of the Company. During 2005, none of our executive officers served on the Compensation Committee (or equivalent), or the Board of Directors, of another entity whose executive officer or officers served on our Compensation Committee or Board.

Director Nomination Process

     The Company does not pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The process for identifying and evaluating potential Board nominees includes soliciting recommendations from directors and officers of the Company. Additionally, the Board will consider persons recommended by shareholders of the Company in selecting the Board's nominees for election. There is no difference in the manner in which persons recommended by directors or officers versus persons recommended by shareholders in selecting Board nominees are evaluated.

     To be considered in the selection of Board nominees, recommendations from shareholders must be received by the Company in writing by at least 120 days prior to the date the proxy statement for the previous year's annual meeting was first distributed to shareholders. Recommendations should identify the submitting shareholder, the person recommended for consideration and the reasons the submitting shareholder believes such person should be considered. The Board believes potential directors should be knowledgeable about the business activities and market areas in which the Company engages.

Shareholder Communications

     The Board of Directors does not have a formal process for shareholders to send communications to the Board. In view of the infrequency of shareholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Written communications received by the Company from shareholders are shared with the full Board no later than the next regularly scheduled Board meeting. The Board encourages, but does not require, directors to attend the annual meeting of shareholders. All of the Board's members attended the 2005 annual meeting of shareholders.

Planned Expansion of the Board of Directors

     In January 2007, the Board of Directors intends to increase the size of the Board of Directors from three members to 12 members and to fill the newly-created vacancies by appointing the current directors of the Bank who do not currently serve on the Company's Board of Directors: Arret F. Dobson, Thomas Hedenberg, Edward Infantolino, Anthony J. Jannetti, Jeffrey H. Kripitz, Vito S. Pantilione,

Richard Phalines, Jack C. Sheppard, Jr. and Ray H. Tresch. As described in the proxy materials for the 2005 Annual Meeting of Shareholders of the Bank, at which meeting shareholders approved our holding company reorganization, it was intended that the nine directors then serving on the Board of Directors of the Bank who were not initial directors of the Company would be appointed to the Board of Directors of the Company upon expiration of the three-year look-back provisions of the Nasdaq independence rules.

Board Recommendation

     The Board of Directors recommends that you vote "FOR" the nominee to the Board set forth under Proposal I.

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                          REPORT OF THE AUDIT COMMITTEE
--------------------------------------------------------------------------------

     The Audit Committee's main responsibilities include establishing and reviewing the Company's internal controls and operating procedures to ensure compliance by the Company with all applicable laws, regulations, generally accepted accounting standards and customary operating procedures and practices. The Audit Committee also monitors the results of examinations by the Company's independent auditor. During the year ended December 31, 2005, this committee met four times.

     For the fiscal year ended December 31, 2005, the Audit Committee: (i) reviewed and discussed the Company's audited consolidated financial statements with management, (ii) discussed with the Company's independent auditor, McGladrey & Pullen, LLP, all matters required to be discussed under Statement on Auditing Standards No. 61, and (iii) received from McGladrey & Pullen, LLP disclosures regarding McGladrey & Pullen, LLP's independence as required by Independence Standards Board Standard No. 1 and discussed with McGladrey & Pullen, LLP its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

                Audit Committee:
                    Fred G. Choate (Chairman)
                    Daniel J. Dalton
                    Celestino R. Pennoni

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                         PRINCIPAL ACCOUNTING FIRM FEES
--------------------------------------------------------------------------------

     The Audit Committee has not established pre-approval procedures and instead specifically approves each service prior to the engagement of the auditor for all audit and non-audit services. It is the Audit Committee's policy to pre-approve all audit and non-audit services prior to the engagement of the Company's independent auditor to perform any service. All of the services listed below for 2005 and 2004 were approved by either the Company's or the Bank's Audit Committee prior to the service being rendered. There were no services that were not recognized to be non-audit services at the time of engagement that were approved after the fact.

     Audit Fees. The aggregate fees billed by McGladrey & Pullen, LLP for professional services rendered for the audit of the Company's annual consolidated financial statements and for the review of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-QSB for the fiscal years ended December 31, 2005 and 2004, were $85,500 and $69,750, respectively.

     Audit Related Fees. The aggregate fees billed by McGladrey & Pullen, LLP for audit and related services and assistance with Registration Statements on Form S-4, Form S-8 and Form S-2 for the years ended December 31, 2005 and 2004, were $17,028 and $-0-, respectively.

     Tax Fees. The aggregate fees billed by RSM McGladrey, Inc. for professional services rendered for tax compliance, tax advice or tax planning for the years ended December 31, 2005 and 2004 were $17,139 and $7,594, respectively.

     All Other Fees. There were no fees billed by McGladrey & Pullen, LLP for professional services rendered for services or products other than those listed under the captions "Audit Fees," "Audit-Related Fees," and "Tax Fees" for the years ended December 31, 2005 and 2004.

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                                   PROPOSAL II
                     RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

     The Board of Directors of the Company has appointed McGladrey & Pullen, LLP as the Company's independent auditor for the fiscal year ending December 31, 2006, subject to ratification by the Company's shareholders. A representative of McGladrey & Pullen, LLP is expected to be present at the Meeting and available to respond to appropriate questions, and he will have the opportunity to make a statement if he so desires.

     Ratification of the appointment of the independent auditor requires the affirmative vote of a majority of the votes cast, in person or by proxy, by the shareholders of the Company at the Meeting. The Board of Directors recommends that shareholders vote "FOR" the ratification of the appointment of McGladrey & Pullen, LLP as the Company's independent auditor for the 2006 fiscal year.

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         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
--------------------------------------------------------------------------------

     The following table sets forth the number of shares of Common Stock beneficially owned as of the Record Date by each director, each executive officer named in the Summary Compensation Table, each person or group known to management (based on filings pursuant to Section 13(d) or (g) under the Securities Exchange Act of 1934, as amended (the "1934 Act")) to beneficially own more than 5% of the Common Stock as of the Record Date and all executive officers and directors as a group. Unless otherwise noted, the address of each director and executive officer named below is c/o the Company, 601 Delsea Drive, Washington Township, New Jersey 08080.


                                                        Amount and Nature of       Percent of Shares of
Name and Address of Beneficial Owner                   Beneficial Ownership(1)   Common Stock Outstanding
------------------------------------                   -----------------------   ------------------------

Celestino R. Pennoni...............................            136,908 (2)                 5.85%

Vito S. Pantilione.................................            150,730 (3)                 6.27%

Fred G. Choate.....................................             10,660 (4)                 0.46%

Daniel J. Dalton...................................             67,222 (5)                 2.88%

David O. Middlebrook...............................             26,704 (6)                 1.14%

Ernest D. Huggard..................................             58,427 (7)                 2.48%


                                                        Amount and Nature of       Percent of Shares of
Name and Address of Beneficial Owner                   Beneficial Ownership(1)   Common Stock Outstanding
------------------------------------                   -----------------------   ------------------------

Banc Fund V L.P. and
   Banc Fund VI L.P.
   208 S. LaSalle Street
   Chicago, IL 60604...............................            201,160 (8)                 8.64%

Jeffrey H. Kripitz
   c/o Park Bancorp, Inc.
   601 Delsea Drive
   Washington Township, NJ 08080...................            160,673 (9)                 6.88%

All directors and executive officers
   as a group (6 persons)..........................            450,651 (10)               16.97%

------------------------
*    Less than 1%

(1) Includes shares of Common Stock held directly, as well as by spouses or minor children, in trust and other indirect beneficial ownership.

(2) Includes 12,000 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date and 36,696 shares of Common Stock which may be acquired pursuant to the exercise of warrants within 60 days of the Record Date.

(3) Includes 77,531 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date and 33,656 shares of Common Stock which may be acquired pursuant to the exercise of warrants within 60 days of the Record Date.

(4) Includes 10,000 shares of Common Stock which may be acquired pursuant to the exercise of warrants within 60 days of the Record Date.

(5) Includes 10,000 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date and 10,500 shares of Common Stock which may be acquired pursuant to the exercise of warrants within 60 days of the Record Date.

(6) Includes 23,770 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date and 264 shares of Common Stock which may be acquired pursuant to the exercise of warrants within 60 days of the Record Date.

(7) Includes 31,690 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date and 6,599 shares of Common Stock which may be acquired pursuant to the exercise of warrants within 60 days of the Record Date.

(8) This information is based solely on Schedule 13G, dated January 24, 2006, filed with the Securities and Exchange Commission by Banc Fund V L.P. and Banc Fund VI L.P. According to the Schedule 13G, Charles J. Moore, the controlling person of each of Banc Fund V L.P. and Banc Fund VI L.P., exercises sole voting and dispositive power with respect to all of these shares.

(9) This information is based solely on information as of March 15, 2006 provided to the Company by Mr. Kripitz, a director of the Bank. Includes 24,391 shares of Common Stock which may be acquired pursuant to the exercise of warrants within 60 days of the Record Date and 7,500 options.

(10) Includes 164,991 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date and 87,715 shares of Common Stock which may be acquired pursuant to the exercise of warrants within 60 days of the Record Date.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Compensation of Directors

     Board Fees. Generally, directors receive no compensation for their service on the Board of Directors of the Company, but each director of the Company is also a director of the Bank. Each director of the Bank other than the Chairman and Vice Chairman is paid an annual retainer of $2,000 and a fee of $300 per meeting. The Chairman and Vice Chairman of the Bank's Board of Directors are paid an annual retainer of $7,500 and $4,000, respectively, and a fee of $700 and $500, respectively, per meeting. Each committee member other than the committee Chairman is paid a fee of $200 per committee meeting, and the committee Chairman is paid a fee of $300 per committee meeting. In addition, each director of the Company receives a fee of $325 per meeting of the Company's Board of Directors or any of its committees if the meeting is not held on the same day as a meeting of the Bank's Board of Directors or any of its committees. The total fees paid to directors of the Company for the year ended December 31, 2005 were approximately $31,000. In addition, the directors received options to purchase shares of the Company's common stock at an exercise price of $21 per share, expiring in December 2015, under the Company's 2005 Stock Option Plan as compensation for their service on the Board in the following amounts: Mr. Pennoni, 12,000 shares, and each of Messrs. Choate and Dalton, 10,000 shares. Mr. Pantilione, who is a director of the Bank and also serves as President and Chief Executive Officer of the Company and the Bank, does not receive compensation for his service as a director of the Bank.

Executive Compensation

     Summary Compensation Table. None of the Company's executive officers receives any compensation for their services as an executive officer of the Company. The following table sets forth the compensation awarded to or earned by the Bank's President and Chief Executive Officer, Chief Financial Officer and Senior Loan Officer for the three years ended December 31, 2005. No other officer of the company received a total annual salary and bonus in excess of $100,000 for 2005.

                                                     Annual Compensation     Long-Term Compensation Awards
                                                     -------------------     -----------------------------

                                                                                               Securities
                                           Fiscal                              Restricted      Underlying       All Other
Name and Principal Position with the Bank   Year      Salary      Bonus       Stock Awards    Options/SARs    Compensation(1)
-----------------------------------------  ------    --------   --------      -------------   ------------    ---------------

Vito S. Pantilione, President and Chief     2005     $225,000   $112,500           --           13,500          $4,200
   Executive Officer                        2004      210,000    105,000           --              600           4,200
                                            2003      195,000     97,500           --           13,299           4,000

Ernest D. Huggard, Senior Vice President    2005     $130,000    $10,000           --            8,500          $3,149
   and Chief Financial Officer              2004      113,750     25,000           --            2,400           2,415
                                            2003      110,000     15,000           --            9,900           2,500

David O. Middlebrook, Senior Vice           2005     $105,000    $22,500           --            8,500          $2,546
   President, Senior Loan Officer and       2004       94,500     22,500           --            2,400           1,961
   Corporate Secretary                      2003       85,000     28,000           --            6,600           2,260

---------------------------

(1)  For the year ended December 31, 2005,  consists of Bank's  contribution  to
     the  individual's  simple  IRA  account  of  $4,200,   $3,149  and  $2,546,
     respectively, to Messrs. Pantilione, Huggard and Middlebrook.

     Employment Agreements. The Bank has entered into an employment agreement with Mr. Pantilione. Mr. Pantilione's base salary under the employment agreement for the year ended December

31, 2005 was $225,000. Mr. Pantilione's employment agreement has a term of three years that is automatically extended for one year on January 1st of each year, unless notice of termination of the automatic extension is given in accordance with the terms of the employment agreement. The employment agreement may be terminated by the Bank for "cause" as defined in the agreement. If the Bank terminates Mr. Pantilione's employment without just cause, he will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement. The employment agreement contains a provision stating that after Mr. Pantilione's employment is terminated in connection with any change in control, he will be paid a lump sum amount equal to the balance of the annual compensation due under the agreement plus an amount equal to 3.0 times the highest rate of bonus awarded to him during the three years prior to such termination. If payment had been made under the agreement as of December 31, 2005, the payment to Mr. Pantilione would have equaled approximately $1,125,000. The employment agreement also grants the right of the employee, within six months following a termination without cause or a voluntary termination by the employee for good reason, to require the Company to repurchase all of the employee's shares of Common Stock, warrants and options of the Company then owned by the employee at the closing price of such stock on the business day immediately preceding the date of notice of the employee's exercise of this right. The employment agreement also contains an agreement not to compete with the Bank which restricts certain post-employment activities of the employee within the Counties of Gloucester, Camden, Salem or Cumberland, New Jersey, for two years following termination of employment with the Bank.

     Supplemental Executive Retirement Plan ("SERP"). The Bank implemented a SERP program effective January 1, 2003. Vito S. Pantilione, President, Ernest D. Huggard, Senior Vice President, and David O. Middlebrook, Senior Vice President, are each participants in the SERP. Under the SERP, retirement benefits are payable to such participant commencing upon retirement after attainment of age 60 at the rate of 50% of their highest base salary paid while an employee of the Bank for the remainder of their life. If such retirement benefit payments are made for less than ten years, a survivor benefit will continue to be paid for the balance of such ten year period. Such benefits are in addition to any social security benefits. Upon a change of control of the Bank prior to the date of retirement of a participant, all benefits shall be deemed earned and non-forfeitable as if such participant had attained his or her retirement date at age 60. A participant may elect to retire after age 55 and such benefits payable shall be actuarially reduced to reflect the earlier payment commencement date. If a participant dies prior to age 60 while employed by the Bank, a survivor benefit will be paid equal to 100% of the participant's highest salary for one year and 50% of such salary for four additional years. Benefits under the plan may be paid in the form of a lump-sum on an actuarially equivalent basis. For the year ended December 31, 2005, the Bank had total accrued plan expense of $246,000 with respect to benefits payable under the SERP. Benefits under the SERP will be a tax deductible expense to the Bank at the time that actual benefit payments are made. The Bank has invested in various life insurance agreements (commonly known as BOLI, for bank-owned life insurance) with policy proceeds payable to the Bank in the event of the death of plan participants. Such insurance proceeds and earnings related to such investments are anticipated to exceed any plan costs related to benefit payments.

     Stock Options. The following table sets forth information concerning options granted to the executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 2005. The Company has not granted to the named executive officers any stock appreciation rights.

                                                 OPTION GRANTS IN LAST FISCAL YEAR


                                                                                            Potential Realizable Value At
                                                                                            Assumed Annual Rates Of Stock
                                                  Individual Grants                       Price Appreciation For Option Term
                                    ----------------------------------------------------  ----------------------------------
                                                  % Of Total
                                    Number Of      Options
                                    Securities    Granted To
                                    Underlying    Employees
                                     Options      In Fiscal      Exercise     Expiration
              Name                 Granted (#)       Year      Price ($/Sh)      Date           5% ($)           10% ($)
              ----                 -----------    ----------   ------------   ----------        ------           -------

Vito S. Pantilione                    8,500          21%          $21.00       12/22/15      $ 105,654          $ 267,749
                                      5,000                       $18.00       2/28/15       $  50,492          $ 133,710

Ernest D. Huggard                     5,000          13%          $21.00       12/22/15      $  66,034          $ 167,343
                                      3,500                       $18.00       2/28/15       $  35,345          $  93,597

David O. Middlebrook                  5,000          13%          $21.00       12/22/15      $  66,034          $ 167,343
                                      3,500                       $18.00       2/28/15       $  35,345          $  93,597

     The following table sets forth information concerning options held by the executive officers named in the Summary Compensation Table as of December 31, 2005. The Company has not granted to the named executive officers any stock appreciation rights.


                                          AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                                 AND FISCAL YEAR END OPTION/SAR VALUES


                                                                   Number Of Securities
                                                                  Underlying Unexercised      Value Of Unexercised
                                                                     Options At Fiscal       In-the-Money Options At
                                                                         Year-End                Fiscal Year-End
                              Shares Acquired        Value                  (#)                        ($)
Name                          On Exercise (#)    Realized ($)    Exercisable/Unexercisable  Exercisable/Unexercisable(1)
-----------------------       ---------------    ------------    -------------------------  ----------------------------

Vito S. Pantilione                   --              --                 77,531/--                 $  1,394,426/--

Ernest D. Huggard                    --              --                 31,690/--                 $    539,138/--

David O. Middlebrook                 --              --                 23,770/--                 $    379,154/--


--------------------
(1) Based on $20.20 per share, the closing price of the Company's common stock on December 30, 2005.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than 10% of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock with the Securities and Exchange Commission (the "SEC") and to provide copies of those reports to the Company. The Company is not aware of any beneficial owner, as defined under Section 16(a), of more than 10% of its Common Stock. Based on the Company's review of such ownership reports furnished to the Company or written representations from certain reporting persons, no officer, director or 10% beneficial owner of the Company failed to file such ownership reports on a timely basis during the fiscal year ended December 31, 2005.

Certain Relationships and Related Transactions

         In the normal course of its business as a financial institution, the Bank has granted loans to its officers, directors and their affiliates. The terms of these related party loans, including interest rates, collateral and repayment terms, are similar to those prevailing for comparable transactions with other customers and do not involve more than a normal risk of collectability or other unfavorable features. At December 31, 2005, the aggregate outstanding principal balance of all such related party loans was $12,347,626, and all such loans were current and performing in accordance with their terms.

--------------------------------------------------------------------------------
         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

     The Compensation Committee meets annually to review compensation paid to our executive officers, including our Chief Executive Officer. The executive compensation program primarily consists of base compensation, cash bonuses and stock options. In determining base compensation, the Compensation Committee considers prevailing industry salaries, historical compensation levels as compared with past performance and expected future contributions of the executives. Although the Committee does not specifically set compensation levels for executive officers based on whether particular financial goals have been achieved by the Company, the Committee does consider the overall profitability of the Company when making these decisions. The Compensation Committee has the following goals for compensation programs impacting the executive officers of the Company and the Bank: o Provide motivation for the executive officers to enhance shareholder value by linking their compensation to the future value of the Company's stock; and o Retain the executive officers who have led the Bank to build its existing market franchise and to allow the Bank to attract high quality executive officers in the future by providing total compensation opportunities which are consistent with competitive norms of the industry and the Bank's level of performance.

     For the fiscal year ended December 31, 2005, Vito S. Pantilione, President and Chief Executive Officer, received an increase in his base salary from $210,000 to $225,000 due to the Bank's financial performance in terms of net income, earnings per share, and growth in net income, earnings per share and assets, as well as his continued leadership in the management of the Company and the Bank. Also considered were the salaries of Ernest D. Huggard, Senior Vice President and Chief Financial Officer, and David O. Middlebrook, Senior Vice President, Senior Loan Officer and Corporate Secretary. Mr. Huggard received a salary increase from $113,750 to $130,000. Mr. Middlebrook received a salary increase from $94,500 to $105,000. All increases were effective on January 1, 2005.

             Compensation Committee:
                 Daniel J. Dalton (Chairman)
                 Fred G. Choate
                 Celestino R. Pennoni

--------------------------------------------------------------------------------
                             STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------

     Set forth below is a performance graph for the Common Stock for the five fiscal years ended December 31, 2005. The performance graph, as prepared for the Company by Center for Research in Security Prices, compares the cumulative total return on the Common Stock with (i) the Nasdaq Stock Market, which takes into account the cumulative total return on stocks listed for quotation on the Nasdaq Stock Market, and (ii) NASDAQ Stocks -- Commercial Banks, which takes into account the cumulative total return on the stocks listed for quotation on the Nasdaq Stock Market of companies with the same three digit SIC code as the Company. Comparisons assume the investment of $100 as of November 21, 2002, the date the Bank's common stock became listed for quotation on Nasdaq. The respective cumulative total returns are computed with the reinvestment of dividends at the frequency with which dividends, if any, were paid during the period.

     There can be no assurance that the Company's future stock performance will be the same or similar to the historical stock performance shown in the graph below. The Company neither makes nor endorses any predictions as to stock performance.

CRSP Total Returns Index for:                   11/2002        12/2002         12/2003        12/2004        12/2005
                                                -------        -------         -------        -------        -------
Parke Bancorp, Inc.                              100.0           95.9           158.0          212.3          223.3

Nasdaq Stock Market (US Companies)               100.0           91.0           136.0          148.0          151.2

Nasdaq Stocks (SIC 6020-6029 US Companies)
Commercial Banks                                 100.0           98.0           132.9          160.7          162.0


--------------------------------------------------------------------------------
                              SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be considered for inclusion in the Company's proxy materials for the annual meeting of shareholders to be held in 2006, all shareholder proposals must be received at the executive office of the Company at 601 Delsea Drive, Washington Township, New Jersey 08080 by November 25, 2006. Shareholder proposals must meet other applicable criteria as set forth in the bylaws in order to be considered for inclusion in the proxy materials.

     Shareholder proposals that are not included in the Company's proxy statement for the 2006 annual meeting will only be considered at such meeting if the shareholder submits notice of the proposal to the Company at the above address by February 25, 2007. Shareholder proposals must meet other applicable criteria as set forth in the bylaws in order to be considered at the 2006 annual meeting.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any other matters to come before the Meeting. However, if any other matters should properly come before the Meeting or any adjournments, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                    FORM 10-K
--------------------------------------------------------------------------------

     A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 as filed with the SEC will be furnished without charge to shareholders as of the Record Date upon written request to the Chief Financial Officer, Parke Bancorp, Inc., 601 Delsea Drive, Washington Township, New Jersey 08080.

                                   BY ORDER OF THE BOARD OF DIRECTORS



                                   /s/ David O. Middlebrook
                                   --------------------------------------------
                                   David O. Middlebrook
                                   Corporate Secretary

                                                                      Appendix A

                               PARKE BANCORP, INC.
                             AUDIT COMMITTEE CHARTER

Committee Responsibilities

     The Audit Committee of the Board of Directors of Parke Bancorp, Inc. (the "Bancorp") shall be a standing committee and is responsible for overseeing the accounting and financial reporting processes of the Bancorp and the audits of the financial statements of the Bancorp. The Committee's responsibilities include supervision of the internal and external auditors and monitoring of management and staff compliance with the Bancorp's audit policies and with applicable laws and regulations. The independent auditors shall report directly to the Audit Committee.

     The Committee is granted the authority to investigate any activity of the Bancorp and it is empowered with:

     o sole authority to appoint, determine the funding for the outside auditors in accordance with Section 10A(m)(2) of the Securities Exchange Act of 1934; and

     o the authority to engage and determine funding for independent counsel and other advisors as set forth in Section 10A(m)(5) of the Securities Exchange Act of 1934.

The Committee shall:

     o Be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Bancorp.

     o Receive on an annual basis a written statement from the independent auditors detailing all relationships between the independent auditors and the Bancorp consistent with requirements of the Independence Standards Board Standard 1, as may be modified or supplemented. The Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact objectivity and independence of the independent auditors, and take, or recommend that the full Board take, appropriate action to oversee the independence of the independent auditors.

     o Discuss with the independent auditors SAS 61 matters, as may be, modified or supplemented.

     o Review with the independent auditors (1) the proposed scope of their examination with emphasis on accounting and financial areas where the Committee, the independent auditors or management believe special attention should be directed, (2) results of their audit, (3) their evaluation of the adequacy of the system of internal controls and (4) cooperation received from management in the conduct of the audit.

     o Prior to the filing of audited financial statements with the Federal Deposit Insurance Corporation, obtain a report from the independent auditors of:

          (1)  all critical accounting policies and practices to be used;

          (2) all alternative treatments within generally accepted accounting principles and practices related to material items that have been discussed with management, including:

               (a) ramifications of the use of such alternative disclosures and treatments; and

               (b)  the treatment preferred by the auditor; and

          (3) other material written communications between the auditor and the management, such as any management letters or schedule of unadjusted differences.

     o Make a recommendation to the Board as to whether the financial statements should be included in the Bancorp's Annual Report on Form 10 KSB.

     o Approve the report of Audit Committee to be included in the Bancorp's Proxy Statement for its Annual Meeting of Shareholders.

     o Review interim results with the Bancorp's financial officer and the independent auditors prior to the public announcement of financial results and the filing of a Quarterly Report on Form 10 QSB by the Bancorp.

     o Establish and maintain procedures for (1) the receipt, retention and treatment of complaints received by the Bancorp regarding accounting, internal accounting controls or auditing matters and (2) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     o Review significant accounting, reporting, regulatory or industry developments affecting the Bancorp.

     o    Discuss  with  management  and the  independent  auditors,  any issues
          regarding   significant  risks  or  exposures  and  assess  the  steps management has taken to minimize such risk.

     o Discuss with the Disclosure Committee, the internal auditors and the independent auditors the quality and adequacy of and compliance with the Bancorp's internal controls.

     o Discuss with the Disclosure Committee and/or the Bancorp's counsel any legal matters (including the status of pending litigation) that may have a material impact on the Bancorp's financial statements, and any material reports or inquiries from regulatory or governmental agencies.

     o Perform such other functions as assigned by law, the Bancorp's bylaws or as the Board deems necessary and appropriate.

         The Audit Committee shall pre approve all audit services and permissible non audit services to be rendered by the independent auditors in accordance with Section 10A(i) of the Securities Exchange Act of 1934, as amended. The Audit Committee may establish written policies and procedures for the pre approval of audit and non audit services to be performed by the outside auditor provided that these policies and procedures are detailed as to the particular service and do not result in the delegation of the Audit Committee's responsibilities to management. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre approve audit or non audit services to be performed by the outside auditor provided that any such approvals are presented to the full Committee at its next scheduled meeting.

Committee Membership

     The membership of the Audit Committee shall be composed of at least three directors each of whom meets the definition of "independence" as defined by Rule 4200 of the Rules of the Nasdaq Stock Market, as may be modified or supplemented, as well as the more stringent independence requirements set forth under Rule 4350(d) of the Rules of the Nasdaq Stock Market, as may be modified or supplemented.

     All members of the Committee shall be able to read and understand fundamental financial statements. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Committee Meetings

     The Audit Committee shall meet at least four times per year or more frequently as circumstances require, and, at least once each year, have separate private meetings in executive sessions with the independent auditors, management and the internal auditors. The Audit Committee may request any officer or employee of the Bancorp or the Bancorp's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     Minutes will be recorded and reports of committee meetings will be presented at the next Board meeting.

Committee Charter Review and Approval

     This Audit Committee Charter shall be reviewed, reassessed, and approved by the Board annually and shall be included in the proxy statement for the annual meeting of stockholders of the Bancorp at least every three years.

                                                                      Appendix B
                               PARKE BANCORP, INC.
                          NOMINATING COMMITTEE CHARTER

Purpose:

     Acting pursuant to the Bylaws of Parke Bancorp, Inc. (the "Company"), the Board of Directors has established a Nominating Committee whose purpose is to seek and recommend to the Board qualified nominees for election or appointment to the Company's Board of Directors.

Membership:

     The Committee will consist of a minimum of two members of the Board of Directors, all of whom shall be independent directors. Applicable laws and regulations, including the regulations of the Nasdaq Stock Market, as they may be amended from time to time, will be followed in evaluating a director's independence. The members of the Committee will be appointed by and serve at the discretion of the Board of Directors.

Nomination/Appointment Policy:

     The Committee believes that it is in the best interest of the Company and its stockholders to obtain highly qualified persons to serve as members of the Board of Directors. The Committee will seek nominees with excellent decision making ability, business experience, personal integrity and reputation who are knowledgeable about the business activities and market areas in which the Company and its subsidiaries engage.

     The Committee's process for identifying and evaluating potential nominees will include soliciting recommendations from directors and officers of the Company. Additionally, the Committee will consider persons recommended by stockholders of the Company in selecting the individuals the Committee recommends to the Board for selection as the Board's nominees. The Committee will evaluate persons recommended by directors or officers of the Company and persons recommended by stockholders in the same manner.

     To be considered in the Committee's selection of individuals the Committee recommends to the Board for selection as the Board's nominees, recommendations from stockholders must be received by the Company in writing by at least 120 days prior to the date the proxy statement for the previous year's annual meeting was first distributed to stockholders. Recommendations should identify the submitting stockholder, the person recommended for consideration and the reasons the submitting stockholder believes such person should be considered.

Responsibilities:

     The responsibilities of the Nominating Committee shall include:

     o Assisting in identifying, interviewing and recruiting individuals for selection as Board nominees for election as directors.

     o Annually presenting to the Board a list of individuals recommended for selection by the Board as the Board's nominees for election at the annual meeting of stockholders.

     o Regularly reviewing and making recommendations about changes to the charter of the Nominating Committee.

     o Any other duties or responsibilities expressly delegated to the Committee by the Board from time to time.

Meetings and Reports:

     The Committee will meet at least once annually to evaluate and make a recommendation to the Board of individuals for selection as the Board's nominees for election at the annual meeting of stockholders. Additional meetings may occur as the Committee or its chair deems advisable. The committee shall keep regular minutes of the transactions of its meetings and shall cause them to be recorded in books kept for that purpose in the office of the Company.

Resources and Authority:

     The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of special counsel and other experts or consultants as it deems appropriate, without seeking approval of the Board or management. With respect to consultants or search firms used to identify director nominees, this authority shall be vested solely in the Committee.

--------------------------------------------------------------------------------
                               PARKE BANCORP, INC.
                                601 DELSEA DRIVE
                      WASHINGTON TOWNSHIP, NEW JERSEY 08080
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 25, 2006
--------------------------------------------------------------------------------

     The undersigned hereby appoints the Board of Directors of Parke Bancorp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company, which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting"), to be held at The Italian Bistro, 590 Delsea Drive, Washington Township, New Jersey, on April 25, 2006, at 10:00 a.m. and at any and all adjournments thereof, in the following manner:

                                                 FOR      WITHHELD
                                                 ---      --------
1.   The election as director of the
     nomineelisted for a three-year term:        [  ]       [  ]

     Daniel J. Dalton

                                                 FOR      AGAINST      ABSTAIN
                                                 ---      -------      -------
2.   The  ratification of the appointment
     of McGladrey & Pullen,  LLP as the
     Company's independent auditor for the
     fiscal year ending December 31, 2006.       [  ]      [  ]         [  ]


--------------------------------------------------------------------------------
The Board of Directors recommends a vote "FOR" the above listed nominee and proposal.
--------------------------------------------------------------------------------

THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the shareholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and a Proxy Statement dated March 29, 2006.

                                           [  ]    Check Box if You Plan
Dated:                                             to Attend the Annual Meeting.
      --------------------------------


--------------------------------------      ------------------------------------
PRINT NAME OF SHAREHOLDER                   PRINT NAME OF SHAREHOLDER


--------------------------------------      ------------------------------------
SIGNATURE OF SHAREHOLDER                    SIGNATURE OF SHAREHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------